                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT - JULY 27, 1998
                        (DATE OF EARLIEST EVENT REPORTED)



                               HS RESOURCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                           COMMISSION FILE NO. 0-18886


DELAWARE                                                             94-303-6864
(STATE OF INCORPORATION)                                        (I.R.S. EMPLOYER
                                                             IDENTIFICATION NO.)

ONE MARITIME PLAZA, 15TH FLOOR, SAN FRANCISCO, CALIFORNIA                  94111
(ADDRESS OF PRINCIPAL                                                 (ZIP CODE)
EXECUTIVE OFFICES)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (415) 433-5795

                                    FORM 8-K

                               HS RESOURCES, INC.

                                  July 27, 1998



ITEM 5.    OTHER EVENTS.


         On July 27, 1998, HS Resources, Inc., a Delaware corporation ("HSR" or the "Company"), agreed to sell certain of its Mid-Continent properties to Universal Resources Corporation, a subsidiary of Questar Corp. as evidenced by a definitive Stock Purchase and Sale Agreement (the "Agreement"). A description of the sale is contained in the July 28, 1998, press release by the Company, attached hereto as Exhibit 99.1, and incorporated herein by reference.


ITEM 7(c). EXHIBITS FILED.


Exhibit Number    Description


10.1 Stock Purchase and Sale Agreement between the Company and Universal Resources Corporation dated July 27, 1998.


99.1     Press Release, dated July 28, 1998.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      HS RESOURCES, INC.





                                      By:  /s/ JAMES M. PICCONE
                                           ---------------------------------
                                           James M. Piccone
                                           Vice President


Dated:  July 27, 1998.

                                 EXHIBIT INDEX


Exhibit
Number    Description
-------   -----------
10.1     Stock Purchase and Sale Agreement between the Company and Universal
         Resources Corporation dated July 27, 1998.

99.1     Press Release, dated July 28, 1998.